UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2020
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment and Restatement of Amended and Restated 2007 Equity Incentive Plan

On June 9, 2020, at the 2020 Annual Meeting of Stockholders of NVIDIA Corporation, or the 2020 Annual Meeting, our stockholders approved an amendment and restatement of the NVIDIA Corporation Amended and Restated 2007 Equity Incentive Plan, or the 2007 Plan, to increase the available share reserve by 14,800,000 shares as described in our definitive proxy statement for the 2020 Annual Meeting filed with the Securities and Exchange Commission on April 29, 2020, or the Proxy Statement. The 2007 Plan previously had been approved, subject to stockholder approval, by the Compensation Committee of the Board of Directors of NVIDIA, or the Committee. A summary of the 2007 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2007 Plan are qualified in their entirety by reference to the text of the 2007 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment and Restatement of Amended and Restated 2012 Employee Stock Purchase Plan

At the 2020 Annual Meeting, our stockholders also approved an amendment and restatement of the NVIDIA Corporation Amended and Restated 2012 Employee Stock Purchase Plan, or the 2012 Plan, to increase the available share reserve by 2,000,000 shares as described in the Proxy Statement. The 2012 Plan previously had been approved, subject to stockholder approval, by the Committee. A summary of the 2012 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2012 Plan are qualified in their entirety by reference to the text of the 2012 Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting, the following proposals were adopted by the margin indicated. Proxies for the 2020 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    The election of each of our eleven (11) directors to serve for a one-year term until our 2021 Annual Meeting of Stockholders. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	425,567,648
Number of shares Withheld	2,858,505
Number of shares Abstaining	2,824,938
Number of Broker Non-Votes	78,520,836

b. Tench Coxe
Number of shares For	400,277,306
Number of shares Withheld	25,436,995
Number of shares Abstaining	5,536,790
Number of Broker Non-Votes	78,520,836

c. Persis S. Drell
Number of shares For	427,327,902
Number of shares Withheld	1,183,853
Number of shares Abstaining	2,739,336
Number of Broker Non-Votes	78,520,836

d. Jen-Hsun Huang
Number of shares For	420,996,670
Number of shares Withheld	5,506,993
Number of shares Abstaining	4,747,428
Number of Broker Non-Votes	78,520,836

e. Dawn Hudson
Number of shares For	427,736,800
Number of shares Withheld	836,070
Number of shares Abstaining	2,678,221
Number of Broker Non-Votes	78,520,836

f. Harvey C. Jones
Number of shares For	377,430,257
Number of shares Withheld	48,076,494
Number of shares Abstaining	5,744,340
Number of Broker Non-Votes	78,520,836

g. Michael G. McCaffery
Number of shares For	427,294,062
Number of shares Withheld	1,215,719
Number of shares Abstaining	2,741,310
Number of Broker Non-Votes	78,520,836

h. Stephen C. Neal
Number of shares For	415,991,862
Number of shares Withheld	12,436,950
Number of shares Abstaining	2,822,279
Number of Broker Non-Votes	78,520,836

i. Mark L. Perry
Number of shares For	398,218,430
Number of shares Withheld	27,275,266
Number of shares Abstaining	5,757,395
Number of Broker Non-Votes	78,520,836

j. A. Brooke Seawell
Number of shares For	398,666,286
Number of shares Withheld	26,948,248
Number of shares Abstaining	5,636,557
Number of Broker Non-Votes	78,520,836

k. Mark A. Stevens
Number of shares For	407,602,887
Number of shares Withheld	17,878,569
Number of shares Abstaining	5,769,635
Number of Broker Non-Votes	78,520,836

2.    The approval, on an advisory basis, of the compensation of our named executive officers as disclosed Proxy Statement. The results of the voting were as follows:

Number of shares For	412,918,190
Number of shares Against	15,387,870
Number of shares Abstaining	2,945,031
Number of Broker Non-Votes	78,520,836

3.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 31, 2021. The results of the voting were as follows:

Number of shares For	500,196,330
Number of shares Against	6,703,092
Number of shares Abstaining	2,872,505
Number of Broker Non-Votes	—

4.    The approval of the 2007 Plan. The results of the voting were as follows:

Number of shares For	410,597,186
Number of shares Against	17,983,325
Number of shares Abstaining	2,670,580
Number of Broker Non-Votes	78,520,836

5.    The approval of the 2012 Plan. The results of the voting were as follows:

Number of shares For	426,355,595
Number of shares Against	2,369,354
Number of shares Abstaining	2,526,142
Number of Broker Non-Votes	78,520,836

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated 2007 Equity Incentive Plan
10.2	Amended and Restated 2012 Employee Stock Purchase Plan
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: June 15, 2020	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Corporate Affairs and Assistant Secretary